                                 DIRECTOR LIFE
                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                       SUPPLEMENT DATED NOVEMBER 6, 1997
               TO THE DIRECTOR LIFE PROSPECTUS DATED MAY 1, 1997

The following should be added to the list of Sub-Accounts and underlying investments for the Sub-Accounts on the first page:

MidCap Fund Sub-Account -- shares of Hartford MidCap Fund, Inc. ("MidCap Fund")

The "Annual Fund Operating Expenses" table should be deleted and replaced with the following:

                         ANNUAL FUND OPERATING EXPENSES
                         (AS PERCENTAGE OF NET ASSETS)

                                                                                                           TOTAL FUND
                                                                               MANAGEMENT       OTHER      OPERATING
                                                                                  FEES        EXPENSES      EXPENSES
                                                                              -------------  -----------  ------------
Hartford Bond Fund..........................................................       0.490%        0.030%        0.520%
Hartford Stock Fund.........................................................       0.441%        0.016%        0.457%
HVA Money Market Fund.......................................................       0.423%        0.021%        0.444%
Hartford Advisers Fund......................................................       0.615%        0.017%        0.632%
Hartford Capital Appreciation Fund..........................................       0.629%        0.017%        0.646%
Hartford MidCap Fund (3)....................................................       0.520%        0.150%        0.670%
Hartford Mortgage Securities Fund...........................................       0.424%        0.029%        0.453%
Hartford Index Fund.........................................................       0.374%        0.019%        0.393%
Hartford International Opportunities Fund...................................       0.691%        0.095%        0.786%
Hartford Dividend & Growth Fund.............................................       0.709%        0.017%        0.726%
Hartford International Advisers Fund........................................       0.746%        0.214%        0.960%
Hartford Small Company Fund.................................................       0.750%        0.040%        0.790%

--------------

(1) Length of time from premium payment.

(2) The annual contract fee is a single $30 charge on a Contract. It is deducted proportionally from the investment options in use at the time of the charge. Pursuant to requirements of the 1940 Act, the policy fees have been reflected in the Examples by a method intended to show the "average" impact of the policy fee on an investment in the Separate Account. The Policy Fee is deducted only when the accumulated value is $50,000 or less. In the Example, the annual contract fee is approximated as a 0.06% annual asset charge based on the experience of the Contracts.

(3) Hartford MidCap Fund is a new Fund: Operating expenses are based on annualized estimates of such expenses to be incurred in the current fiscal year. HL Investment Advisors, Inc. has agreed to waive its fees for the MidCap Fund until the assets of the Fund (excluding assets contributed by companies affiliated with HL Investment Advisors, Inc.) first reach $20 million. Absent this waiver, the investment advisory fee would be .575% annually and total fund operating expense ratio would be .900% (annualized).

The "Example" table should be amended to include the following:

                               If you surrender your Contract    If you annuitize your Contract    If you do not surrender your
                               at the end of the applicable      at the end of the applicable      Contract, you would pay the
                               time period, you would pay the    time period, you would pay the    following expenses on a $1,000
                               following expenses on a $1,000    following expenses on a $1,000    investment, assuming a 5%
                               investment, assuming a 5%         investment, assuming a 5%         annual return on assets:
                               annual return on assets:          annual return on assets:

 SUB-ACCOUNT                   1 YEAR 3 YEARS 5 YEARS 10 YEARS   1 YEAR 3 YEARS 5 YEARS 10 YEARS   1 YEAR 3 YEARS 5 YEARS 10 YEARS
                               ------ ------- ------- --------   ------ ------- ------- --------   ------ ------- ------- --------
 Hartford MidCap Fund.........  $ 80   $ 113     N/A      N/A     $ 19   $  62     N/A      N/A     $ 20   $  63     N/A      N/A

The first sentence of the fourth paragraph under the section entitled "Introduction" should be deleted and replaced with the following:

    The investment options for the contracts are the Hartford Advisers Fund, Inc., Hartford Bond Fund, Inc., Hartford Capital Appreciation Fund, Inc, Hartford Dividend and Growth Fund, Inc., Hartford Index Fund, Inc., Hartford International Advisers Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford MidCap Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Small Company Fund, Inc., Hartford Stock Fund, Inc., HVA Money Market Fund, Inc. and such other funds as shall be offered from time to time (the "Funds"), and the Fixed Account.

The following should be added after the paragraph entitled "Hartford International Opportunities Fund, Inc." under "The Funds":

    HARTFORD MIDCAP FUND, INC.

        Seeks to achieve long-term capital growth through capital appreciation by investing primarily in equity securities.

HV-2200